UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

H&E EQUIPMENT SERVICES, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.
c/o Continental Proxy Services – 8th Floor 17 Battery Place, New York NY 10004–1123	H&E Equipment Services, Inc. 7500 Pecue Lane Baton Rouge, LA 70809

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on
Friday May 13, 2016

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

Dear Stockholder,

The 2016 Annual Meeting of Stockholders of H&E Equipment Services, Inc. will be held at the Grand Hyatt DFW Hotel, The Africa Room, 2337 South International Parkway, DFW Airport, Texas 75261, on Friday, May 13, 2016, at 7:30 AM (Central Daylight time).

Proposals to be considered at the 2016 Annual Meeting:

(1)	the election of eight directors, each for a term of one year or until their respective successors have been elected and qualified;

(2)	the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2016;

(3)	approval of the H&E Equipment Services, Inc. 2016 Stock-Based Incentive Compensation Plan;

(4)	an advisory vote on Named Executive Officer compensation as disclosed in the Proxy Statement; and

(5)	the transaction of such other business as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” each director nominee, “FOR” Items 2, 3 and 4.

Stockholders are cordially invited to attend the Annual Meeting and vote in person. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker or the agent that holds your shares and you bring such proxy to the Annual Meeting. For directions to the Annual Meeting, please call the Grand Hyatt DFW Hotel at (972) 973-1234.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:
PROXY NUMBER:
The Proxy Materials are available for review at:	ACCOUNT NUMBER:
http://www.cstproxy.com/he-equipment/2016

H&E Equipment Services, Inc.

7500 Pecue Lane

Baton Rouge, LA 70809

Important Notice Regarding the Availability Of Proxy Materials For the Stockholder Meeting to Be Held On Friday, May 13, 2016

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 2, 2016 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/he-equipment/2016

•	the Company’s Annual Report for the year ended December 31, 2015

•	the Company’s 2016 Proxy Statement (including all attachments thereto)

•	the Proxy Card.

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID., proxy number and account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,

or

By logging on to http://www.cstproxy.com/he-equipment/2016

or

By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.